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                                                                    EXHIBIT 10.2


                                                                [EXECUTION COPY]

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                                   ORIUS CORP.

                            INVESTOR RIGHTS AGREEMENT


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                          DATED AS OF NOVEMBER 8, 1999



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                                TABLE OF CONTENTS

                                                                        PAGE NO.
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SECTION 1.  COVENANTS, REPRESENTATIONS AND WARRANTIES..........................4

SECTION 2.  RESTRICTIONS ON TRANSFER OF STOCKHOLDER SHARES.....................4
     2A.    Restrictions on Transfer...........................................4
     2B.    First Refusal Right................................................5
     2C.    Participation Rights...............................................5
     2D.    Permitted Transfers................................................7
     2E.    Termination of Restrictions........................................7

SECTION 3.  SALE OF THE COMPANY................................................8
     3A.    Approved Sale......................................................8
     3B.    Required Actions...................................................8
     3C.    Conditions to Stockholders' Obligations............................8
     3D.    Rule 506 Transaction...............................................9
     3E.    Expenses of Approved Sale..........................................9

SECTION 4.  LIMITED PREEMPTIVE RIGHTS..........................................9
     4A.    Offering...........................................................9
     4B.    Election Notice...................................................10
     4C.    Expiration of Offering Period.....................................10
     4D.    Termination.......................................................10

SECTION 5.  PUBLIC OFFERING...................................................10

SECTION 6.  LEGEND............................................................11

SECTION 7.  TRANSFER..........................................................11

SECTION 8.  BOARD OF DIRECTORS................................................11
     8A.    Composition of the Board..........................................11
     8B.    Board Meeting Expenses............................................13

SECTION 9.  DEMAND REGISTRATIONS..............................................13
     9A.    Requests for Registration.........................................13
     9B.    Long-Form Registrations...........................................13
     9C.    Short-Form Registrations..........................................13
     9D.    Priority on Demand Registrations..................................14
     9E.    Restrictions on Demand Registrations..............................14


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     9F.    Selection of Underwriters.........................................14
     9G.    Other Registration Rights.........................................14
     9H.    Demand Registration Expenses......................................14

SECTION 10. PIGGYBACK REGISTRATIONS...........................................15
     10A.   Right to Piggyback................................................15
     10B.   Piggyback Expenses................................................15
     10C.   Priority on Primary Registrations.................................15
     10D.   Other Registrations...............................................15
     10E.   Postponement or Withdrawal........................................15

SECTION 11. HOLDBACK AGREEMENTS...............................................16
     11A.   Agreement of Holders of Registrable Securities....................16
     11B.   Company Agreement.................................................16

SECTION 12. REGISTRATION PROCEDURES...........................................16

SECTION 13. REGISTRATION EXPENSES.............................................19
     13A.   Company Expenses..................................................19
     13B.   Reimbursement.....................................................19

SECTION 14. INDEMNIFICATION...................................................19
     14A.   Indemnification Obligation of the Company.........................19
     14B.   Indemnification of the Company....................................20
     14C.   Indemnification Procedures........................................20
     14D.   Other Indemnification Provisions..................................20

SECTION 15. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.......................21

SECTION 16. DEFINITIONS.......................................................21

SECTION 17. MISCELLANEOUS.....................................................26
     17A.   Transfers in Violation of Agreement...............................26
     17B.   Amendment and Waiver..............................................26
     17C.   Severability......................................................26
     17D.   Entire Agreement..................................................27
     17E.   No Inconsistent Agreements........................................27
     17F.   Adjustments Affecting Registrable Securities......................27
     17G.   Successors and Assigns............................................27
     17H.   Counterparts......................................................27
     17I.   Remedies..........................................................27
     17J.   Notices...........................................................28
     17K.   Governing Law.....................................................29


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     17L.   Descriptive Headings..............................................29



















                                      iii

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SCHEDULES

Schedule of Existing Orius Stockholders
Schedule of Coinvestors
Schedule of WS Investors
Schedule of Former LISN Shareholders
Schedule of New Stockholders
















                                       iv

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                            INVESTOR RIGHTS AGREEMENT


                  THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of November 8, 1999, and the terms set forth in this Agreement shall become effective upon the Effective Time (as defined in the Reorganization Agreement (defined below)) by and among (i) Orius Corp., a Florida corporation (the "Company"), (ii) each of the Persons listed on the attached "Schedule of Existing Orius Stockholders" who executes this Agreement in the space provided below for such Person (collectively, the "Existing Orius Stockholders"), (iii) Willis Stein & Partners II, L.P., a Delaware limited partnership, and Willis Stein & Partners Dutch, L.P., a Delaware limited partnership (collectively, "WS"), (iv) each of the Persons listed on the attached "Schedule of Former LISN Shareholders" who executes this Agreement in the space provided below for such Person (collectively, the "Former LISN Shareholders"), (v) each of the Persons listed on the attached "Schedule of Coinvestors", as supplemented from time to time by notice from Willis Stein to the Company at any time at or prior to the Closing, who executes this Agreement in the space provided below for such Person, (collectively, the "Coinvestors"), (vi) each other Person set forth from time to time on the attached "Schedule of New Stockholders" who at any time, acquires securities of the Company and, as a condition thereto, executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (such Persons being referred to collectively as the "New Stockholders"), and
(vii) LISN Holdings, Inc., an Ohio corporation ("LISN"). WS and each of the Coinvestors are referred to herein collectively as the "Investors" and individually as an "Investor". The Existing Orius Stockholders, the Former LISN Shareholders, the Investors, the Coinvestors and the New Stockholders are referred to herein collectively as the "Stockholders" and individually as a "Stockholder". Capitalized terms used herein are defined in Section 15 hereof.

                  The Company, LISN, the Existing Orius Stockholders (in each case by execution of a joinder agreement), the Former LISN Shareholders (in each case by execution of a joinder agreement) and WS are parties to the Agreement and Plan of Reorganization dated as of the date hereof (as amended from time to time, the "Reorganization Agreement"). Pursuant to the Reorganization Agreement and the other agreements referred to therein, and the consummation of the transactions contemplated by the Reorganization Agreement and such other agreements, the Existing Orius Stockholders, the Former LISN Shareholders and the Investors will all, as of the Effective Time, be holders of equity securities of the Company.

                  LISN, certain of the Former LISN Shareholders, WS and certain of the Coinvestors are parties to a Shareholders Agreement dated as of May 28, 1999 and a Registration Agreement dated as of such date (collectively, the "Existing LISN Agreements") and desire to enter into similar agreements with respect to the Company securities that they will receive in connection with the LISN Merger (as defined in the Reorganization Agreement). Orius and the Existing Orius Stockholders execute this Agreement to induce LISN, WS and the other Coinvestors to enter into the Reorganization Agreement and to consummate the transactions contemplated thereby. Pursuant to this Agreement, the parties hereto have agreed, among other things, (i) to restrict the sale, assignment, transfer, encumbrance or other disposition of the Stockholder Shares and (ii) to provide for certain rights and obligations in respect thereto.


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                  NOW, THEREFORE, the parties to this Agreement hereby agree as follows, effective as of the Effective Time:


                  SECTION 1. COVENANTS, REPRESENTATIONS AND WARRANTIES

                  Each Stockholder covenants, represents and warrants that, (i) as of the Effective Time, such Stockholder will continue to be the record and beneficial owner of the Stockholder Shares issued to such Stockholder in the transactions contemplated in the Reorganization Agreement (and, in the case of each Former Orius Stockholder, such Stockholder will continue to be the record and beneficial owner of the Orius common stock which such Stockholder held immediately prior to such transactions and which such Stockholder did not surrender to the Company in an exchange pursuant to the Reorganization Agreement), in each case free and clear of all liens, charges or encumbrances (except (x) Liens to secure obligations under an Orius Put Agreement and an Orius Call Agreement with respect to those Stockholder Shares which are subject to such agreements, and (y) to the extent that any such Stockholder Shares are subject to cancellation by the Company pursuant to indemnification obligations of such Stockholder under Section 7 of the Reorganization Agreement); (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties and general principles of equity; and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or voting agreement or any agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust, voting agreement or any agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.


              PROVISIONS RELATING TO TRANSFER; SALE OF THE COMPANY;
                       PUBLIC OFFERING; PREEMPTIVE RIGHTS

                  SECTION 2. RESTRICTIONS ON TRANSFER OF STOCKHOLDER SHARES

                  2A. RESTRICTIONS ON TRANSFER. No holder of Stockholder Shares shall sell, transfer, assign, pledge or otherwise directly or indirectly dispose of (a "Transfer") any interest in its Stockholder Shares, except pursuant to and in accordance with the provisions of Section 2B, 2C or 3 or pursuant to a Public Sale or an Exempt Transfer (as defined in Section 2D). At least thirty days prior to making any Transfer of any Stockholder Shares (other than a Public Sale or an Exempt Transfer), the transferring Stockholder (the "Transferring Stockholder") shall deliver a written notice (the "Sale Notice") to the Company and the other Stockholders (the "Other Stockholders"). The Sale Notice shall disclose in reasonable detail the proposed number or principal amount, as applicable, of each type or class of Stockholder Shares (the "Transfer Shares") to be transferred, the proposed terms and conditions of the Transfer, including proposed price by class or type of each of such Stockholder Shares to be transferred, and the identity of the prospective transferee(s). Such prospective transferee(s) must be reasonably acceptable to the holders of a majority of the WS

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Shares, provided that any such transferee will be deemed to be acceptable to such holders unless such holders provide notice to the contrary to the Transferring Stockholder within 10 days of receipt of the Sale Notice by the Other Stockholders. The purchase price specified in any Sale Notice shall be payable solely in cash at the closing of the transaction, and no Stockholder Shares may be pledged without the prior written consent of the holders of a majority of the WS Shares, which consent may not be unreasonably withheld. No Transfer shall be consummated prior to the earlier of (i) the date on which the parties to the Transfer have been finally determined pursuant to Section 2B or 2C and (ii) the date of expiration of the 30-day period (the "Election Period") following the delivery to the Company and the Other Stockholders of the Sale Notice applicable to such Transfer.

                  2B. FIRST REFUSAL RIGHT. The Company may elect to purchase all or any portion of the Transfer Shares at the price and on the terms specified in the Sale Notice by delivering written notice of such election to the Transferring Stockholder and the holders of Investor Shares as soon as practical but in any event within ten (10) days after the delivery of the Sale Notice. If the Company has not elected to purchase all of such Transfer Shares within such 10-day period, then unless the holders of a majority of the WS Shares direct otherwise by written notice to the Company, the holders of Investor Shares may elect to purchase all, but not less than all, of such Transfer Shares which the Company has not elected to purchase (the "Available Shares"), at the price and on the terms and conditions specified in the Sale Notice by delivering written notice of such election to the Transferring Stockholder as soon as practical but in any event within twenty (20) days after delivery of the Sale Notice. If more than one holder of Investor Shares elects to purchase the Available Shares, the Available Shares will be allocated among such electing holders pro rata according to the number of Stockholder Shares on a Fully Diluted Basis owned by such electing holders. If the Company or the holders of Investor Shares have elected to purchase any Transfer Shares pursuant to this Section 2B, such Transfer(s) shall be consummated as soon as practical after the delivery of the election notice(s) to the Transferring Stockholder, but in any event within fifteen (15) days after the expiration of the Election Period. To the extent that the Company and the holders of Investor Shares have not elected to purchase, collectively, all of the Transfer Shares, the Transferring Stockholder may, during the 90-day period following the expiration of the Election Period (but not at any time thereafter) and subject to the provisions of Section 2C below, transfer pursuant to this Section 2B all of the Transfer Shares specified in the Sale Notice to the transferee(s) identified in the Sale Notice for (i) an amount of cash no less than the price specified in the Sale Notice and (ii) other terms no more favorable to the transferee(s) thereof than specified in the Sale Notice. Notwithstanding anything herein to the contrary, as used in this
Section 2B, the term "Transfer Shares" shall in no event include Investor Transfer Shares unless such Transfer Shares are being transferred by an Investor to any other Stockholder (other than an Investor).

                  2C. PARTICIPATION RIGHTS.

                  (i) Each Stockholder may elect to participate in a Transfer of any class of Investor Transfer Shares contemplated in a Sale Notice by delivering written notice of such election to the Transferring Stockholder within thirty (30) days after delivery of the Sale Notice. If any Other Stockholders elect to participate in such Transfer (such Other Stockholders being referred to as the "Participating Stockholders"), each of the Transferring Stockholder and the Participating Stockholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares of such class (with each series or class of Common Stock


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being considered one and the same class for this purpose) (the "Participating
Shares") equal to the product of (A) the quotient determined by dividing the number of Stockholder Shares of such class held by such Person, by the number of Stockholder Shares held by the Transferring Stockholder and the Participating Stockholders and (B) the aggregate number of Transfer Shares of such class to be sold in the contemplated Transfer; provided each Other Stockholder selling shares of Common Stock in such Transfer shall be entitled to include in such Transfer, in addition to such shares of Common Stock, a Proportionate Amount of shares of Preferred Stock and Junior Notes (and in such event the shares of Preferred Stock and Junior Notes which an Other Stockholder elects to include in such Transfer, in accordance with this proviso, shall be deemed to be Participating Shares).

                  (ii)  For purposes of this Section 2C:

                        (a) Common Stock issuable upon exercise of employee
                            stock options which have not vested and become exercisable, and Common Stock held subject to vesting (i.e., to the extent subject to possible repurchase by the Company at less than fair market value), shall be deemed not to be Stockholder Shares;

                        (b) for purposes of determining the amount of each class
                            and type of Stockholder Shares which any Stockholder is entitled to include in any Transfer, all Stockholder Shares held by any Permitted Transferee of any Other Stockholder shall be deemed held by such Other Stockholder himself or itself (and not by such transferee), provided that such Other Stockholder may assign its rights under this Section 2C to its Permitted Transferees in respect of the Stockholder Shares that it previously transferred to such transferees;

                        (c) in any Transfer which includes more than one class
                            of Stockholder Shares, the price allocable to each class of Stockholder Shares for purposes of the foregoing shall be determined by allocating the aggregate purchase price so that (x) the price allocable to each Junior Notes is not less than the Liquidation Value thereof at such time, and (y) the price allocable to each share of Preferred Stock is not less than the sum of (1) the Liquidation Value thereof at such time, plus (2) the price payable in such transaction in respect of each share of Common Stock (and/or fraction thereof) multiplied by the number of shares of Common Stock which would be issued upon conversion of such share of Preferred Stock if all conditions set forth in the Company's certificate of incorporation to the conversion of such share were satisfied and such share of Preferred Stock were converted at such time; and


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                        (d) "Proportionate Amount" means, for each share of
                            Common Stock included in such Transfer, shares of Preferred Stock and Junior Notes in the initial principal amount of $ .1

                  (iii) Each Transferring Stockholder will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Stockholders in any contemplated Transfer, and shall not consummate any such Transfer unless each Participating Shareholder is permitted to sell Participating Shares in such Transfer in the amount and on the terms set forth in this Section 2C (provided that if the prospective transferee declines to allow the participation of any Participating Stockholder, as an alternative the Transferring Stockholder may consummate the proposed Transfer so long as contemporaneously therewith the Transferring Stockholder purchases from such Participating Stockholder all of such Participating Stockholder's Participating Shares at the same price and on the same terms as the Transferring Stockholder transferred Stockholder Shares to such transferee). Each Participating Stockholder transferring Participating Shares pursuant to this Section 2C shall pay (x) its own expenses incurred by such Participating Stockholder in connection with the Transfer and (y) its pro rata share (according to holdings of Common Stock) of the expenses incurred by the Transferring Stockholder in connection with such transfer, and each such Stockholder shall be obligated to join in any indemnification or other obligations that the Transferring Stockholder agrees to provide in connection with such transfer (other than any such obligations that relate specifically to a particular Participating Stockholder, such as indemnification with respect to representations and warranties given by a Participating Stockholder regarding such Stockholder's title to and ownership of Participating Shares).

                  2D.   PERMITTED TRANSFERS. The restrictions set forth in this
Section 2 shall not apply to the following transfers to the following transferees:

                  (i) subject to the paragraphs below, any Transfer of Stockholder Shares by any Stockholder to any of its Affiliates,

                  (ii) in the case of an individual, a Transfer of Stockholder Shares by any Stockholder pursuant to the laws of descent and distribution or among such Stockholder's Family Group,

                  (iii) Transfer of Stockholder Shares to Orius pursuant to an Orius Put Agreement, an Orius Call Agreement and/or a Pledge and Voting Agreement,

                  (iv)  an Approved Sale, and

                  (v) in the case of any Stockholder which is not an individual, to a successor corporation or other successor entity as a result of a merger or consolidation with, or a sale of all or

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(1) The Company's Chief Financial Officer is authorized by all parties hereto to insert numbers in these blanks upon final determination of all amounts pursuant to Section 1E of the Reorganization Agreement. The amounts inserted shall reflect the proportions in which Common Stock, Preferred Stock and Junior Notes are issued pursuant to the Reorganization Agreement to Orius Stockholders pursuant to the Securities Only Joinder Agreements in exchange for shares of Orius Common Stock (as such capitalized terms are defined in the Reorganization Agreement).


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substantially all of the assets of, such Stockholder or a transfer to one or more of its Affiliates or, if a general or limited partnership, in connection with the liquidation and dissolution of such partnership.

Not less than 20 days prior to any Transfer of Stockholder Shares pursuant to the foregoing clause (i) or (ii) of the previous sentence, the proposed transferee will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee. No Transfer shall be permitted pursuant to clause (i) above of this Section 2D unless such transferee shall be acceptable to the holders of a majority of WS Shares. In addition, notwithstanding anything to the contrary herein, the restrictions contained in this Agreement will continue to be applicable to the Stockholder Shares following any Transfer, and the transferee of such Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee. Any Transfer permitted pursuant to this Section 2D is referred to herein as an "Exempt Transfer".

                  2E. TERMINATION OF RESTRICTIONS. The restrictions set forth in this Section 2 shall continue with respect to each Stockholder Share until the earlier of (i) the date on which such Stockholder Share has been transferred in a Public Sale and (ii) the consummation of a Change of Control.


                  SECTION 3. SALE OF THE COMPANY

                  3A. APPROVED SALE. If the holders of a majority of WS Shares approve a Sale of the Company (an "Approved Sale"), each holder of Stockholder Shares will vote for, consent to and will not object or otherwise impede consummation of the Approved Sale.

                  3B. REQUIRED ACTIONS. If the Approved Sale is structured as
(A) a merger or consolidation, each holder of Stockholder Shares shall waive any dissenter's rights, appraisal rights or similar rights in connection with such merger or consolidation, (B) a sale of stock, each holder of Stockholder Shares shall agree to sell all of its Stockholder Shares and rights to acquire Stockholder Shares on the terms and conditions so approved, or (C) as a sale of assets, each holder of Stockholder Shares shall vote in favor of such sale and any subsequent liquidation of the Company or other distribution of the proceeds therefrom. Each holder of Stockholder Shares shall take all necessary or desirable actions in connection with the consummation of the Approved Sale reasonably requested by the holders of a majority of the WS Shares. In furtherance of the foregoing, (I) each holder of Stockholder Shares will take all necessary or desirable actions reasonably requested by the holders of a majority of the WS Shares in connection with the consummation of the Approved Sale of the Company and (II) each holder of Stockholder Shares will make the same representations, warranties, indemnities and agreements as to each other holder, including without limitation, voting to approve such transaction and executing the applicable purchase agreement (the "Company Reps"). In any Approved Sale, each holder of Stockholder Shares shall not be required to make indemnification payments in connection with any Approved Sale except pro rata in accordance with such holder's ownership of Common Stock (or, after payment of indemnification



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payments in an amount in excess of the net proceeds received in such Approved
Sale in respect of Common Stock, pro rata in accordance with such holder's ownership of Preferred Stock or, after payment of indemnification payments in an amount in excess of the net proceeds received in such Approved Sale in respect of Preferred Stock, pro rata in accordance with such holder's ownership of Junior Notes), unless the applicable agreements relating to such Approved Sale require the other holders of such Stockholder Shares to indemnify such holder against, and hold such holder harmless from, amounts for which such holder may become liable in excess of the maximum amount contemplated by the first clause of this sentence; provided that the foregoing limitation shall not apply to any indemnity by a Stockholder for breach by such Stockholder of any representation or warranty relating solely to the authorization, execution or delivery by such Stockholder of the relevant agreements or as to such Stockholder's ownership of securities sold by such Stockholder thereunder or for breach of any agreement by such Stockholder relating solely to its own conduct; and provided, further that in no event shall any Stockholder be liable in respect of any indemnity obligations pursuant to any Approved Sale in an aggregate amount in excess of the total consideration payable to such Stockholder in such Approved Sale.

                  3C. CONDITIONS TO STOCKHOLDERS' OBLIGATIONS. The obligations of the holders of Stockholder Shares with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Stockholder Shares will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Stockholder Shares would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Stockholder Shares are given an option as to the form and amount of consideration to be received, each holder of such class of Stockholder Shares will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Stockholder Shares will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Stockholder Shares.

                  3D. RULE 506 TRANSACTION. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Stockholder Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Stockholder Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

                  3E. EXPENSES OF APPROVED SALE. Holders of Stockholder Shares will bear their pro rata share (based upon holdings on a Fully Diluted Basis) of the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party.


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For purposes of this Section 3E, costs incurred in exercising reasonable efforts to take all necessary actions in connection with the consummation of an Approved Sale in accordance with Section 3A shall be deemed to be for the benefit of all holders of Stockholder Shares. Costs incurred by any holder of Stockholder
Shares on its own behalf will not be considered costs of the transaction hereunder and will be the responsibility of such holder.


                  SECTION 4. LIMITED PREEMPTIVE RIGHTS

                  4A. OFFERING. If the Company issues or sells or authorizes the issuance or sale of any of its equity securities or any securities containing options or rights to acquire equity securities (other than as a dividend on the then outstanding Common Stock or pursuant to exercise, conversion or exchange of securities or rights previously issued by the Company subject to this Section 4 or, outstanding on the date hereof or issued in accordance with this clause) to WS or any of its Affiliates ("New Securities"), the Company shall offer to each holder of Stockholder Shares of the same class and type as the New Securities being issued or sold a percentage of such New Securities equal to the percentage result of the quotient determined by dividing (A) the number of Stockholder Shares held by such holder, by (B) the number of outstanding Stockholder Shares on a Fully Diluted Basis. Each such holder of Stockholder Shares shall be entitled to purchase such New Securities at the most favorable price and on the most favorable terms as such New Securities are to be offered to WS or any Affiliate of WS; provided that if WS, or any Affiliate of WS participating in such purchase of New Securities, is required in connection therewith also to purchase other securities of the Company, the holders of Stockholder Shares exercising their rights pursuant to this Section shall also be required to purchase such other securities on the same economic terms and conditions as those on which WS or such Affiliate of WS participating in such purchase is required to purchase such other securities (e.g., such holder shall be required to purchase the same types and classes of other securities, in the same proportions relative to their purchases of New Securities and at the same unit prices). For example, if the Company offers to sell to WS shares of Common Stock and requires that, as part of such purchase, WS also purchase a Proportionate Amount of Preferred Stock and Junior Notes, Stockholders exercising rights to purchase shares of Common Stock pursuant to this Section 4A would be obligated also to purchase the corresponding Proportionate Amount of Preferred Stock and Junior Notes, in each case at the same price per share of Preferred Stock and per dollar in principal amount of Junior Notes as paid by WS. Each holder of Stockholder Shares participating in such purchase shall also be obligated to execute agreements in the form presented to such holder by the Company, so long as such agreements are substantially similar to those to be executed by WS (without taking into consideration any rights which WS may obtain which do not entitle WS to a higher economic return on the New Securities than the economic return to which the other Stockholders participating in such transaction will be entitled with respect to New Securities). The purchase price for all New Securities offered to each holder of Stockholder Shares shall be payable in cash by wire transfer of immediately available funds to an account designated by the Company.

                  4B. ELECTION NOTICE. In order to exercise its purchase rights hereunder, each holder of Stockholder Shares must deliver a written notice (an "Election Notice") to the Company describing its election hereunder. Such Election Notice must be delivered to the Company during the 30-day period (the "Offering Period") following such holder's receipt of written notice from the

Company describing in reasonable detail the type, class and number of New Securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment.


                  4C. EXPIRATION OF OFFERING PERIOD. Upon the expiration of the Offering Period and during the 90-day period immediately thereafter, the Company shall be entitled to sell to WS or any Affiliate of WS such New Securities which any holder of Stockholder Shares has not elected to purchase on terms and conditions no more favorable to WS or any Affiliate of WS than those offered to holders of Stockholder Shares pursuant to Section 4A. Any New Securities offered or sold by the Company to WS or any Affiliate of WS after such 90-day period must be reoffered to each holder of Stockholder Shares pursuant to the terms of this Section 4.

                  4D. TERMINATION. The rights under this Section 4 shall terminate upon consummation of a Public Offering or a Sale of the Company.


                  SECTION 5. PUBLIC OFFERING

                  In the event that the Board and the holders of a majority of the WS Shares approve an initial Public Offering, the holders of Stockholder Shares will use reasonable efforts to take all necessary or desirable actions in connection with the consummation of such Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the existing capital structure of the Company will adversely affect the marketability of the offering, each holder of Stockholder Shares will consent to and vote for a recapitalization, reorganization and/or exchange of the Stockholder Shares into securities that the managing underwriters, the Board and the holders of a majority of WS Shares (in consultation with the Existing Orius Stockholders so long as they remain involved in the Company's business) find acceptable and will take all other necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that the resulting securities reflect and are consistent with the rights and preferences among the outstanding classes of securities set forth in the Certificate of Incorporation and the terms of the Junior Notes as in effect immediately prior to such recapitalization, reorganization or exchange.


                  SECTION 6. LEGEND

                  Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF NOVEMBER 8,1999, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH INVESTOR RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE

                  COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY'S CHIEF FINANCIAL OFFICER."


                  The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof. The legend set forth above shall be promptly removed from the certificates evidencing any shares which cease to be Stockholder Shares.


                  SECTION 7. TRANSFER

                  Prior to Transferring any Stockholder Shares (other than in a Public Sale or in an Approved Sale) to any person or entity, the Transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement.


                  SECTION 8. BOARD OF DIRECTORS; VOTING

                  8A. COMPOSITION OF THE BOARD. From and after the effectiveness of this Agreement and until the provisions of this Section 8 cease to be effective, each Stockholder shall vote all of his, her or its Stockholders Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his, her or its control (whether in the capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

                  (i) the authorized number of directors on the Company's board of directors (the "Board") shall be established at seven directors or such higher number as may be designated by WS by written notice to the Company;

                  (ii)  the following persons shall be elected to the Board:

                        (a) the Company's chief executive officer, who initially
                            shall be William J. Mercurio (the "CEO Director");

                        (b) one person designated by the holders of a majority
                            of the Existing Orius Stockholders Shares, which person must be a senior executive of the Company or of any of the Company's Subsidiaries and must be reasonably satisfactory to the holders of a majority of the WS Shares, and who initially shall be William
                            G. Mullen (the "Executive Director");

                        (c) one person designated by the holders of a majority
                            of the WS Shares, which person must be a senior executive of the Company or of any of the Company's Subsidiaries and must be reasonably satisfactory to the CEO Director, and who initially shall be Donald J. Vanke (the "WS Nominated Director"); and


                        (d) four (or at any such time as the authorized number
                            of directors on the Board exceeds seven, a number of representatives equal to such authorized number less three) persons designated by the holders of a majority of the WS Shares, who initially shall be Avy H. Stein, Robert C. Froetscher, Gregory M. Barr (who shall remain a designee of the holders of a majority of the WS Shares pursuant to this paragraph
                            (d) until such time as Chisholm Partners III, L.P. ("Chisholm") owns less than 50% of the Stockholder Shares held by Chisholm at the Effective Time) and Jack E. Reich (collectively, the "WS Directors", and each individually, a "WS Director");


                  (iii) the composition of the board of directors of each of the Company's Subsidiaries (each, a "Sub Board") shall be as determined by the Board, and initially shall be the same as in existence as of the date hereof, provided that, effective immediately upon the Effective Time, a representative designated by the holders of a majority of the WS Shares shall replace the representative on any Sub Board heretofore designated by HIG Cable, Inc. or any Affiliate of HIG Cable, Inc.;

                  (iv) the removal from the Board or Sub Board (with or without cause) of the Executive Director shall be only upon the written request of the holders of a majority of the Existing Orius Stockholders Shares and the removal of the WS Nominated Director shall be only upon the written request of the holders of a majority of the WS Shares; provided that if the CEO Director, Executive Director or the WS Nominated Director ceases to be an employee of the Company and its Subsidiaries, such person shall be removed as a director upon termination of such person's employment;

                  (v) in the event that any person designated as a director hereunder for any reason ceases to serve as a member of the Board or a Sub Board during such person's term of office, the resulting vacancy on the Board or the Sub Board shall be filled by a representative designated by the person or persons originally entitled to designate such director pursuant to Section 8A(ii) above; and

                  (vi) if any party fails to designate a representative to fill a directorship pursuant to the terms of this Section 8A, the election of a person to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law.

                  8B. BOARD MEETING EXPENSES. The Company shall pay all out-of-pocket expenses incurred by each director in connection with attending regular and special meetings of the Board, any Sub Board and any committee thereof.

                  8C. OTHER VOTING MATTERS. Each Investor hereby agrees that such Investor will vote, or cause to be voted, all voting Stockholder Shares over which such Investor has the power to vote or direct the voting, either in person or by proxy, whether at a stockholders meeting, or by written consent, in the manner in which the holders of a majority of the WS Shares directs in connection with the approval of any amendment or amendments to the Company's articles of incorporation or bylaws, the merger, share exchange, combination or consolidation of the Company with any other Person or Persons, the sale, lease or exchange of all or substantially all of the property and assets of the Company and its Subsidiaries on a consolidated basis, and the reorganization, recapitalization, liquidation, dissolution or winding-up of any of the Company and its Subsidiaries; provided, however that no such action shall
(a) be inconsistent with the terms of this Agreement, or (b) have a material adverse effect on any Stockholder's rights or interests in respect of any Stockholder Shares, if such effect would be borne disproportionately by such Stockholder relative to the effect on the rights or interests of other Stockholders in respect of holdings of Stockholder Shares of the same class.


            PROVISIONS RELATING TO REGISTRATION OF STOCKHOLDER SHARES


                  SECTION 9. DEMAND REGISTRATIONS

                  9A. REQUESTS FOR REGISTRATION. At any time the holders of a majority of the WS Registrable Securities may request registration under the Securities Act (a "Demand Registration") of all or any portion of its Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 9D below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  9B. LONG-FORM REGISTRATIONS. The holders of a majority of the WS Registrable Securities will be entitled to request an unlimited number of Long-Form Registrations in which the Company will pay all Registration Expenses.

                  9C. SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to Section 9B, the holders of a majority of the WS Registrable Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short- Form Registrations available for the sale of Registrable Securities.

                  9D. PRIORITY ON DEMAND REGISTRATIONS. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the WS Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company will include in such registration, if any, (i) first, the Registrable Securities requested to be included in such registration by the holders thereof, pro rata among such holders on the basis of the number of shares of Registrable Securities owned by each such holder, and (ii) second, the other securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

                  9E. RESTRICTIONS ON DEMAND REGISTRATIONS. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that, in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request.

                  9F. SELECTION OF UNDERWRITERS. The holders of a majority of the WS Registrable Securities will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

                  9G. OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the WS Registrable Securities.

                  9H. DEMAND REGISTRATION EXPENSES. The Registration Expenses in connection with any Demand Registration will be paid by the Company, including the reimbursement of the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.


                  SECTION 10. PIGGYBACK REGISTRATIONS

                  10A. RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) in connection with the Company's initial public offering of Common Stock, (ii) pursuant to a Demand Registration or (iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will use its reasonable best efforts to include in such registration all Registrable

Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.


                  10B. PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

                  10C. PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

                  10D. OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 9 or pursuant to this Section 10, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

                  10E. POSTPONEMENT OR WITHDRAWAL. Notwithstanding the foregoing, the Company may postpone or withdraw any registration statement referred to in this Section 10 without incurring any liability to holders of Registrable Securities.


                  SECTION 11. HOLDBACK AGREEMENTS

                  11A. AGREEMENT OF HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities will not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  11B. COMPANY AGREEMENT. The Company will (i) not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) cause each holder of shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.


                  SECTION 12. REGISTRATION PROCEDURES

                  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

                  (ii) notify each holder of Registrable Securities of the effectiveness of each Registration Statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section
15) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that the Company shall not be obligated to maintain the effectiveness of any registration statement for a period of more than twenty-four months from the date on which the such registration statement initially becomes effective.

                  (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (vi) cause all such Registrable Securities to be listed on each securities exchange or market on which similar securities issued by the Company are then listed;

                  (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (viii) enter into such customary agreements (including underwriting agreements in customary form) as may be requested by the underwriters and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (xii) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

                  (xiii) as required by the Securities Act or by an underwriter, provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                  SECTION 13. REGISTRATION EXPENSES

                  13A. COMPANY EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                  13B. REIMBURSEMENT. In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering any legal opinion required by the Company or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.


                  SECTION 14. INDEMNIFICATION

                  14A. INDEMNIFICATION OBLIGATION OF THE COMPANY. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except in so far as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  14B. INDEMNIFICATION OF THE COMPANY. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such holder; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  14C. INDEMNIFICATION PROCEDURES. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not adversely affected the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  14D. OTHER INDEMNIFICATION PROVISIONS. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company and any other indemnifying party with respect to the matters set forth in Sections 9 through 14 of this Agreement also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.


                  SECTION 15. PARTICIPATION IN UNDERWRITTEN
                              REGISTRATIONS

                  No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 12(v) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 12(v). In the event the Company shall give any such notice, the applicable time period mentioned in Section 12(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 15 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 12(v).

                  SECTION 16. REINCORPORATION

                  In the event that holders of a majority of the WS Shares elect to cause the Company to reincorporate in the State of Delaware effective at any time on or after March 1, 2000, the Company and all holders of Stockholder Shares will use reasonable efforts to take all necessary or desirable actions in connection with the consummation of such reincorporation of the Company. In such event, (i) the Company will organize a new, wholly-owned Subsidiary in the State of Delaware ("Newco"), with a certificate of incorporation which is in all material respects identical to that of the Company as in effect at such time (with such changes thereto as are appropriate to reflect the different state of incorporation), including the terms of the Series A Preferred, the Series B Preferred, the Series C Participating Preferred, the Series D Preferred, the Common Stock and the Class B Common as are set forth therein (provided that if, at such time no shares of Series A Preferred are then outstanding, the terms of such stock may be deleted therefrom, and if at such time no shares of Series B Preferred are then outstanding, the terms of such stock may be deleted therefrom, and if at such time no shares of Class B Common are then outstanding, the terms of the Common Stock may be revised to delete all reference thereto),
(ii) the Company shall enter into an agreement to merge the Company with and into such Subsidiary, with such Subsidiary to survive such merger, (iii) each holder of Stockholder Shares shall consent to and vote for such merger and agree to exchange all Junior Notes for junior subordinated notes issued by Newco containing the same terms as those set forth in the Junior Notes, with aggregate principal amount equal to the aggregate principal amount of the Junior Notes exchanged therefor, and with accrued and unpaid interest thereon equal to the accrued and unpaid interest on the Junior Notes exchanged therefor (the "Newco Junior Notes"), and will take all other necessary or desirable actions in connection with the consummation of the reincorporation of the Company as a Delaware corporation, and (iv) the Company shall cause Newco to issue to the holders of Junior Notes the Newco Junior Notes in exchange therefor or, at its election, to assume all of the Company's obligations under the Junior Notes, provided that the securities issued by Newco in exchange for or upon conversion of Stockholder Shares reflect and are consistent with the rights and preferences among the outstanding classes of Stockholder Shares set forth in the Certificate of Incorporation and the terms of the Junior Notes as in effect immediately prior to such merger. Upon consummation of any such merger, Newco shall execute a counterpart signature page to this Agreement to acknowledge its assumption of all of the obligations of the Company hereunder, the "Stockholder Shares" as referred to herein shall mean and include the securities issued upon conversion of or in exchange for the Stockholder Shares in connection with such merger, as well as the Newco Junior Notes, and this Agreement shall remain in full force and effect in respect of each such holder of Stockholder Shares and Newco.


                  SECTION 17. DEFINITIONS

                  "Affiliate" of a Stockholder means any other person, entity or investment fund controlling, controlled by or under common control with the Stockholder and, in the case of a Stockholder which is a partnership, any partner of the Stockholder.

                  "Agreement" has the meaning set forth in the Preamble.

                  "Approved Sale" has the meaning set forth in Section 3A.

                  "Available Shares" has the meaning set forth in Section 2B.

                  "Certificate of Incorporation" means the Company's certificate of incorporation in effect at the time as of which any determination is being made.

                  "Change of Control" means a Sale of the Company after which a person or group of related Persons, other than any holder of Stockholder Shares immediately prior to the consummation of such Sale of the Company (and other than any of such holder's Affiliates), owns directly or indirectly capital stock of the Company possessing the voting power to elect a majority of the Board.

                  "class", in respect of Stockholder Shares, means Stockholder Shares which constitute either Common Stock, Preferred Stock or Junior Notes or any securities exchanged therefor.

                  "Class B Common" means the Company's Class B Common Stock, par value $.01 per share.

                  "Closing" has the meaning set forth in the Reorganization Agreement.

                  "Coinvestors" has the meaning set forth in the Preamble.

                  "Common Stock" means either the Company's Common Stock, par value $0.01 per share or the Class B Common.

                  "Company Reps" has the meaning set forth in Section 3B.

                  "Company" has the meaning set forth in the Preamble.

                  "Demand Registration" has the meaning set forth in Section 9A.

                  "Election Notice" has the meaning set forth in Section 4B.

                  "Election Period" has the meaning set forth in Section 2A.

                  "Exempt Transfer" has the meaning set forth in Section 2D.

                  "Existing LISN Agreements" has the meaning given such term in the Preamble.

                  "Existing Orius Stockholders" has the meaning set forth in the Preamble.

                  "Existing Orius Stockholders Shares" means (i) any Stockholder Shares issued to the Existing Orius Stockholders pursuant to the Reorganization Agreement or any transaction contemplated therein, (ii) any Stockholder Shares otherwise held from time to time by any Existing Orius Stockholder and (iii) any equity securities issued or issuable directly or indirectly with respect to the Stockholders Shares referred to in clause (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Family Group" with respect to any Stockholder, means such Stockholder's spouse, siblings and descendants (whether or not adopted) and any trust, family limited partnership or limited liability company solely for the benefit of such Stockholder and/or such Stockholder's spouse, siblings and/or descendants.

                  "Former LISN Shareholders' Shares" means (i) any Stockholder Shares issued to the Former LISN Shareholders pursuant to the Reorganization Agreement or any transaction contemplated therein, (ii) any shares of Stockholder Shares otherwise held from time to time by any Former LISN Shareholders and (iii) any equity securities issued or issuable directly or indirectly with respect to any shares of stock referred to in clause (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Fully Diluted Basis" means, without duplication, (i) all shares of Common Stock outstanding at the time of determination plus (ii) all shares of Common Stock issuable directly or indirectly upon conversion of all outstanding convertible securities, including without limitation the Preferred Stock, or the exercise or exchange of all outstanding option, warrant or similar right, whether or not such convertible security, right or option, warrant or similar right is then convertible, exercisable or exchangeable.

                  "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a Fully Diluted Basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

                  "Investor Shares" means (i) any Stockholder Shares acquired by any Investors pursuant to the Reorganization Agreement or any transaction contemplated therein (including without limitation pursuant to the LISN Merger, as defined in the Reorganization Agreement, or pursuant to the Note Exchange Agreement, as defined in the Reorganization Agreement), (ii) any Stockholder Shares otherwise held from time to time by any Investors and (iii) any securities issued or issuable directly or indirectly with respect to the Stockholder Shares referred to in clause (i) or (ii) by way of dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Investor Transfer Shares" means the Transfer Shares identified in a Sale Notice distributed by a holder of Investor Shares.

                  "Investor" or "Investors" has the meaning set forth in the Preamble.

                  "Junior Notes" means the Company's 12% Junior Subordinated Notes issued pursuant to the Reorganization Agreement on the date hereof or issued in exchange for or in respect of other Junior Notes.

                  "Liquidation Value" means, with respect to any Junior Notes, the outstanding principal amount thereof plus accrued and unpaid interest thereon, and with respect to any Preferred Stock means the maximum amount to be paid to the holders thereof upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, including any accrued and unpaid dividends thereon.

                  "Long-Form Registrations" has the meaning set forth in Section 9A.

                  "New Securities" has the meaning set forth in Section 4A.

                  "New Stockholders" has the meaning set forth in the Preamble.

                  "Offering Period" has the meaning set forth in Section 4B.

                  "Other Registrable Securities" means (i) any shares of Common Stock issued to Stockholders (other than WS) pursuant to the Reorganization Agreement, (ii) any shares of Common Stock issued to Stockholders (other than WS), (iii) any shares of Common Stock issued or issuable upon conversion of other Stockholder Shares issued to Stockholders (other than WS) pursuant to the Reorganization Agreement and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of clauses (i) through (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Other Stockholders" has the meaning set forth in Section 2A.

                  "Participating Shares" has the meaning set forth in Section
2C.

                  "Participating Stockholders" has the meaning set forth in
Section 2C.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Piggyback Registration" has the meaning set forth in Section 10A.

                  "Preferred Stock" means the Company's Series C Participating Preferred Stock, par value $.01 per share, and the Company's Series D Preferred Stock, par value $.01 per share.

                  "Public Offering" means a public offering and sale of Stockholder Shares pursuant to an effective registration statement under the Securities Act.

                  "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

                  "Registrable Securities" means, collectively, the WS Registrable Securities and the Other Registrable Securities. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Registration Agreement" has the meaning set forth in the Reorganization Agreement.

                  "Registration Expenses" has the meaning set forth in Section 13A.

                  "Reorganization Agreement" has the meaning set forth in the Preamble.

                  "Sale Notice" has the meaning set forth in Section 2A.

                  "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "Short-Form Registrations" has the meaning set forth in
Section 9A.

                  "Stockholder Shares" means (i) any Common Stock, Preferred Stock or Junior Notes held by any Stockholder (including any such securities of the Company held by any Person having control over or in control of such Stockholder) as of the Closing or at any time thereafter, (ii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

                  "Stockholder" or "Stockholders" has the meaning set forth in the Preamble.

                  "Transfer Shares" has the meaning set forth in Section 2A.

                  "Transfer" has the meaning set forth in Section 2A.

                  "Transferring Stockholder" has the meaning set forth in
Section 2A.

                  "WS Registrable Securities" means (i) any shares of Common Stock issued to WS pursuant to the Reorganization Agreement, (ii) any shares of Common Stock otherwise acquired by WS, (iii) any shares of Common Stock issued or issuable upon conversion other WS Shares, and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of clauses (i) through (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "WS Shares" means (i) any Stockholder Shares acquired by WS pursuant to the LISN Merger or the Investment Agreement or otherwise pursuant to the Reorganization Agreement, (ii) any Stockholder Shares otherwise held from time to time by WS and (iii) any securities issued or issuable directly or indirectly with respect to the Stockholder Shares referred to in clause (i) or
(ii) by way of dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For all purposes hereof, the holders of a majority of the WS Shares shall be determined on a Fully Diluted Basis, taking into account only WS Shares.

                  "WS" has the meaning set forth in the Preamble.

                  Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Reorganization Agreement.


                  SECTION 18. MISCELLANEOUS

                  18A. TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

                  18B. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company, the holders of a majority of the outstanding shares of Common Stock voting as a class on a per share basis (excluding Investor Shares) and the holders of a majority of the Investor Shares (provided that the holders of Investor Shares agree that in the event that such amendment or waiver by its terms unreasonably treats any holder or group of holders of Investor Shares adversely relative to other holders of Investor Shares, then such amendment or waiver will require the consent of a majority of Stockholder Shares held by such holder or group of holders of Investor Shares so adversely and unreasonably treated).

                  18C. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  18D. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document, the Reorganization Agreement and the documents referenced therein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Each Existing Orius Stockholder acknowledges and agrees that as of the Effective time the Stockholders Agreement, dated February 26, 1999, as amended (the "Stockholders Agreement") by and among the Company and the parties named therein and the Registration Agreement, dated February 26, 1999, as amended (the "Registration Agreement") by and among the Company and the parties named therein are terminated and will no longer be of any force or effect, and, as of the Effective Time, each Existing Orius Stockholder expressly waives all of his, her or its rights under the Stockholders Agreement and the Registration Agreement. LISN and each Former LISN Shareholder acknowledges and agrees that, as of the Effective Time, the Existing LISN Agreements are terminated and will no longer be of any further force and effect, and, as of the Effective Time, each Former LISN Shareholder (including WS for purposes of this Section 17D) expressly waives all of his, her and its rights under each of the Existing LISN Agreements.

                  18E. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  18F. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  18G. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

                  18H. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  18I. REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

                  18J. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated in the Reorganization Agreement and to any subsequent holder of Stockholder Shares at such address as indicated by the Company's records (and in the case of any Existing Stockholder Share, with a copy to White and Williams LLP, 1800 One Liberty Place, Philadelphia, Pennsylvania 19103-7395, attention: M. Melvin Shralow) or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three business days after deposit in the U.S. mail and one business day after deposit with a reputable overnight courier service. The Company's address is:

                             Orius Corp.
                             1401 Forum Way, Ste 400
                             West Palm Beach, FL 33401
                             Fax: (561) 687-8080
                             Attention: Chief Executive Officer

                             with a copy to (prior to the Effective Time):
                             ---------------------------------------------
                             (which shall not constitute notice to the Company)

                             Akerman, Senterfitt & Eidson, P.A.
                             450 East Las Olas Blvd.
                             Fort Lauderdale, FL 33301
                             Fax: (954) 463-2224
                             Attn: Donn A. Beloff

                             with a copy to (after the Effective Time):
                             ---------------------------------------------
                             (which shall not constitute notice to the Company)

                             Willis Stein Partners II, L.P.
                             227 West Monroe, Ste. 4300
                             Chicago, IL 60606
                             Fax: (312) 422-2424
                             Attn: Robert C. Froetscher
                             and
                             ---

                             Kirkland & Ellis
                             200 East Randolph Dr.
                             Chicago, IL 60601
                             Fax: (312) 861-2000
                             Attn: John A. Weissenbach

                  18K. GOVERNING LAW. THE CORPORATE LAW OF FLORIDA WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS; PROVIDED THAT UPON CONSUMMATION OF THE REINCORPORATION MERGER REFERRED TO IN
SECTION 16, THE CORPORATE LAW OF DELAWARE WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.,

                  18L. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement on the day and year first above written.

                     THE COMPANY:

                             ORIUS CORP.


                             By: /s/ WILLIAM J. MERCURIO
                                 ----------------------------------------
                             Its:

                     LISN:

                             LISN HOLDINGS, INC.


                             By: /s/ DONALD J. VANKE
                                 ----------------------------------------
                             Its:

                     WS:

                             WILLIS STEIN & PARTNERS II, L.P.

                             By: Willis Stein & Partners Management II, L.P.
                             Its:   General Partner

                             By: Willis Stein & Partners Management II, L.L.C.


                             By: /s/ ROBERT C. FROETSCHER
                                 ----------------------------------------
                             Name:  Robert C. Froetscher
                             Title: Managing Director

                             WILLIS STEIN & PARTNERS DUTCH, L.P.

                             By:  Willis Stein & Partners Management II, L.P.
                             Its: General Partner

                             By:  Willis Stein & Partners Management II, L.L.C.


                             By: /s/ ROBERT C. FROETSCHER
                                 ----------------------------------------
                             Name:  Robert C. Froetscher
                             Title: Managing Director

[END OF SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT. COUNTERPART SIGNATURE PAGES FOR THE OTHER STOCKHOLDERS TO BE ATTACHED SEPARATELY PURSUANT TO SECTION 18H.]

                      SCHEDULE OF FORMER LISN SHAREHOLDERS



     FORMER LISN
     -----------
    SHAREHOLDERS                                              STOCKHOLDER SHARES
    ------------                                              ------------------
                                       Common Stock            Preferred Stock            Junior Notes
                                       ------------            ---------------            ------------
Donald L. Sanneman
James S. Hivnor
Donald J. Vanke
James S. Hivnor Revocable
Electing Small Business Trust
(Dated December 25, 1998)
Donald J. Vanke Revocable
Electing Small Business Trust
(Dated December 25, 1998)

                             SCHEDULE OF COINVESTORS



     COINVESTORS                                               STOCKHOLDER SHARES
     -----------                                               ------------------
                                      Common Stock              Preferred Stock               Junior Notes
                                      ------------              ---------------               ------------
Chisholm Partners III, L.P.
Kennedy Plaza Partners
Fleet Venture Resources,
Inc.
Fleet Equity Partners VI,
L.P.
BancBoston Ventures Inc.
Indosuez LISN Partners

                            SCHEDULE OF WS INVESTORS



       INVESTORS                                              STOCKHOLDER SHARES
       ---------                                              ------------------
                                       Common Stock            Preferred Stock             Junior Notes
                                       ------------            ---------------             ------------
Willis Stein & Partners II, L.P.
Willis Stein & Partners Dutch,
L.P.

                          SCHEDULE OF NEW STOCKHOLDERS



       NEW STOCKHOLDERS                                           STOCKHOLDER SHARES
       ----------------                                           ------------------
                                          Common Stock             Preferred Stock             Junior Notes
                                          ------------             ---------------             ------------



                     SCHEDULE OF EXISTING ORIUS STOCKHOLDERS



     SCHEDULE OF EXISTING                                         STOCKHOLDERS SHARES
     --------------------                                         -------------------
      ORIUS STOCKHOLDERS
      ------------------
                                            Common Stock            Preferred Stock            Junior Notes
                                            ------------            ---------------            ------------
William J. Mercurio
Robert J. Garrett
Joseph P. Powers
Thomas M. Strahan
G.M.S. Consultants Group, Inc.
Mercurio & Associates, P.A.
Bernard E. Czarnecki
Jeffery J. Ebersole
Robert Mullen
Douglas Hoffman
Kenneth Childress
Duane Johnson
Dennis Dixon
Timothy Light
Donald Vetter
Joseph Rudin
Michael Wallace
James Fred Robertson
Raymond L. Galtelli
Larry Bonadeo, Trustee of the
Dominic Bonadeo Gift Trust
Larry Bonadeo, Trustee of the
Cassie Bonadeo Gift Trust
Larry Bonadeo, Trustee of the
Anthony Bonadeo Gift Trust

     SCHEDULE OF EXISTING                                         STOCKHOLDERS SHARES
     --------------------                                         -------------------
      ORIUS STOCKHOLDERS
      ------------------
                                            Common Stock            Preferred Stock            Junior Notes
                                            ------------            ---------------            ------------
Larry Bonadeo, Trustee of the
Angela Bonadeo Gift Trust
Larry Bonadeo, Trustee of the
Elizabeth Bonadeo Gift Trust
Les Smith
Jeff Williams
Frank Williams
Debbie Stingley
John Ziegler
Richard Follet
William Jones
Gary Morris
Randy Roll
Larry Bonadeo
Rosemarie Mulholland
P. Nicholas Johnson
Rodney James Johnson
Glynda J. Apgar
Robert M. Apgar
Steven M. Casey
D. Blayne Schorr
William Oldham
William Gerard Mullen Trust
David Mai
Timothy Goodbrake
Robert Agres

     SCHEDULE OF EXISTING                                         STOCKHOLDERS SHARES
     --------------------                                         -------------------
      ORIUS STOCKHOLDERS
      ------------------
                                            Common Stock            Preferred Stock            Junior Notes
                                            ------------            ---------------            ------------
Martin Kobs
Frank Back
E. Scott Kasprowicz
Gary W. Stephens
The William Gerard Mullen
Irrevocable Family Trust
Zackary Taylor Wilson
Grandchild Trust
Nathaniel Ryan Wilson
Grandchild Trust
Jeremiah Lee Wilson Grandchild
Trust
Matthew Patrick Wilson
Grandchild Trust
Rickey Gene Soto Grandchild
Trust
Barbara Ann Powers
Kathleen M. and Joseph G.
Bonnevier as Trustee of the
Powers Grandchildren's Trust
Dated July 7, 1999
Kelly Marie Powers
Sean Patrick Powers
Rachael L. Garrett Irrevocable
Trust Dated July 19, 1999
Lisa Garrett Moye Irrevocable
Trust Dated July 19, 1999
Elizabeth A. Garrett Irrevocable
Trust Dated July 19, 1999
Rachael L. Garrett

     SCHEDULE OF EXISTING                                         STOCKHOLDERS SHARES
     --------------------                                         -------------------
      ORIUS STOCKHOLDERS
      ------------------
                                            Common Stock            Preferred Stock            Junior Notes
                                            ------------            ---------------            ------------
Lisa Garret Moye
Elizabeth A. Garrett
J. L. Garrett, Jr.
Larry Bonadeo, Trustee of the
Dominic Bonadeo Gift Grust
Larry Bonadeo, Trustee of the
Cassie Bonadeo Gift Trust Dated
July 19, 1999
Larry Bonadeo, Trustee of the
Anthony Bonadeo Gift Trust
Dated July 19, 1999
Larry Bonadeo, Trustee of the
Elizabeth Bonadeo Gift Trust
Dated July 19, 1999
Larry Bonadeo, Trustee of the
Angelo Bonadeo Gift Trust
Dated July 19, 1999
The Kara Mulholland Irrevocable
Trust Agreement
The Megan Mulholland Irrevocable
Trust Agreement
The John M. Mercurio
Irrevocable Trust Agreement
Michelle Mercurio Irrevocable
Trust Agreement
The Rosemarie Mulholland
Irrevocable Trust Agreement
The Czarnecki Irrevocable Trust
William J. Mercurio and Danielle
Mercurio
Scott Kasprowicz 1999 Grantor
Retained Annuity Trust

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

BancBoston Ventures, Inc.
------------------------------------
             Name of Entity

/s/ Theresa A. Nibi
------------------------------------
              Signature



Print Name: Theresa A. Nibi
           -------------------------

Title: Director
      ------------------------------

Taxpayer I.D. No.: 046013165
                  ------------------

Telephone No.: 617-434-6913
              ----------------------

Address:
175 Federal Street, 10th Floor
------------------------------------
Boston, MA 02110
------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

Chisholm Partners III, L.P.
------------------------------------
             Name of Entity

/s/ GREGORY M. BARR
------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

Fleet Venture Resources, Inc.
------------------------------------
             Name of Entity

/s/ GREGORY M. BARR
------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

Fleet Equity Partners, VI, L.P.
------------------------------------
             Name of Entity

/s/ GREGORY M. BARR
------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

Kennedy Plaza Partners
------------------------------------
             Name of Entity

/s/ GREGORY M. BARR
------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:



------------------------------------
             Print name

------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:
Indosuez LISN Partners
By Indosuez CM II, Inc.
Its Managing General Partner
------------------------------------
             Name of Entity

/s/ MICHAEL WALSH  B. GRABOWSKI
------------------------------------
              Signature



Print Name: Michael Walsh  Bertrand Grabowski
           ----------------------------------

Title: Vice President       Vice President
      ---------------------------------------

Taxpayer I.D. No.:  13-4089831
                  ------------------

Telephone No.:  202-278-2816
              ----------------------

Address:
c/o Credit Agricole Indosuez
------------------------------------
1211 Avenue of The Americas
------------------------------------
New York, NY 10036
------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

   ABU DHABI INVESTMENT AUTHORITY
------------------------------------
             Name of Entity

/s/ HAMZA AMIRI
------------------------------------
              Signature



Print Name:  Hamza Amiri
           -------------------------

Title:  Deputy Director
      ------------------------------

Taxpayer I.D. No.: N/A
                  ------------------

Telephone No.: 971-626-6063
              ----------------------

Address:
P.O. Box 3600
------------------------------------
Corniche Street
------------------------------------
Abu Dhabi
------------------------------------
United Arab Emirates

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                 (COINVESTORS)



     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


BANCAMERICA CAPITAL INVESTORS II, L.P.

By:  Bancamerica Capital Management II, L.P.
Its: General Partner


     By:  BACM II GP, LLC
     Its: General Partner


     By:
        ---------------------------------
     Its: Authorized Member

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

DB Capital Investors, L.P.
------------------------------------
             Name of Entity

/s/ JOSEPH T. WOOD
------------------------------------
              Signature



Print Name: Joseph T. Wood
           -------------------------

Title: Managing Director
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.: 21-250-1053
              ----------------------

Address:
230 Liberty Street
------------------------------------
New York, NY 10006
------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


GS PRIVATE EQUITY PARTNERS-              GS PRIVATE EQUITY PARTNERS II, L.P.
CONNECTICUT, L.P.                        By: GS PEP II Advisors, L.L.C., General
By: GS PEP II Advisors, L.L.C., General      Partner
    Connecticut, L.L.C., General Partner By: GSAM Gen-Par, L.L.C., Managing
By: GSAM Gen-Par, L.L.C., Managing           Member By::
    Member

By: /s/ David B. Ford                     By:  /s/ David B. Ford
   ------------------------------------     ------------------------------------
 Name:  David Ford                        Name:  David Ford
      ---------------------------------        ---------------------------------
 Title: Director                          Title:  Director
      ---------------------------------        ---------------------------------

GS PRIVATE EQUITY PARTNERS II            GS PRIVATE EQUITY PARTNERS II-
OFFSHORE, L.P.                           DIRECT INVESTMENT FUND, L.P.
By: GS PEP II Offshore, Advisors, Inc.,  By: GS PEP II Direct Investment
    General Partner                          Advisors, L.L.C., General Partners
                                         By: GSAM Gen-Par, L.L.C., Managing
                                             Member

By:  /s/ David B. Ford                    By: /s/ David B. Ford
   ------------------------------------     ------------------------------------
 Name:  David Ford                        Name:  David Ford
      ---------------------------------        ---------------------------------
 Title: Director                          Title:  Director
      ---------------------------------        ---------------------------------

GS PRIVATE EQUITY PARTNERS III, L.P.     GS PRIVATE EQUITY PARTNERS III
                                         OFFSHORE, L.P.
By: GS PEP II Advisors, L.L.C., General  By: GS PEP III Offshore Advisors, Inc.,
    Partner                                  General Partner
By: GSAM Gen-Par, L.L.C., Managing
    Member

By: /s/ David B. Ford                     By: /s/ David B. Ford
   ------------------------------------     ------------------------------------
 Name:  David Ford                        Name:  David Ford
      ---------------------------------        ---------------------------------
 Title: Director                          Title: Director
      ---------------------------------        ---------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:
Nassau Capital Partners III, L.P.
By Nassau Capital L.L.C.
Its General Partner
------------------------------------
             Name of Entity

/s/ JOHN G. QUIGLEY
------------------------------------
              Signature



Print Name: John G. Quigley
           -------------------------

Title: Member
      ------------------------------

Taxpayer I.D. No.: 22-3648372
                  ------------------

Telephone No.: (609) 924-3555
              ----------------------

Address:
22 Chambers Street, 4th Floor
------------------------------------
Princeton, NJ 08542
------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                                  (COINVESTORS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Coinvestor" and an "Investor" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

NAS Partners I L.L.C.
------------------------------------
             Name of Entity

/s/ JOHN G. QUIGLEY
------------------------------------
              Signature



Print Name: John G. Quigley
           -------------------------

Title: Member
      ------------------------------

Taxpayer I.D. No.: 22-3380204
                  ------------------

Telephone No.: (609) 924-3555
              ----------------------

Address:
22 Chambers Street, 4th Floor
------------------------------------
Princeton, N.J. 08542
------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

Richard Almasy
------------------------------------
             Print name

/s/ Richard Almasy
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

Robert Gardner
------------------------------------
             Print name

/s/ Robert Gardner
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

James Gillan
------------------------------------
             Print name

/s/ James Gillan
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

Dennis A. Hendrix
------------------------------------
             Print name

/s/ Dennis A. Hendrix
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:
James S. Hiunor
Electing Small Business Trust (effective 12/25/98)
------------------------------------
             Name of Entity

/s/ James S. Hiunor, TRUSTEE
------------------------------------
              Signature



Print Name: James S. Hiunor
           -------------------------

Title: TRUSTEE
      ------------------------------

Taxpayer I.D. No.: 34-7091855
                  ------------------

Telephone No.: 419-625-2538
              ----------------------

Address:
1919 Cedar Point Rd.
------------------------------------
Sandusky, OH 44870
------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

Gordon Kurtz
------------------------------------
             Print name

/s/ Gordon Kurtz
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

Donald L. Sanneman
------------------------------------
             Print name

/s/ Donald L. Sanneman
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

James R. Sharp
------------------------------------
             Print name

/s/ James R. Sharp
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

Kevin L. Sowell
------------------------------------
             Print name

/s/ Kevin L. Sowell
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------
             Print name


------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:
Donald J. Vanke Electing
Small Business Trust
------------------------------------
             Name of Entity

/s/
------------------------------------
              Signature



Print Name: Donald J. Vanke
           -------------------------

Title: TRUSTEE
      ------------------------------

Taxpayer I.D. No.: 34-7091856
                  ------------------

Telephone No.: (440) 846-0855
              ----------------------

Address:
13792 Peppercreek Dr
------------------------------------
Strongsville, OH 44136
------------------------------------

------------------------------------

          COUNTERPART SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT
                           (FORMER LISN SHAREHOLDERS)


     By executing this counterpart signature page below, the undersigned agrees to be subject to all of the rights and obligations of a "Former LISN Shareholder" and an "Stockholder" under that certain Investor Rights Agreement dated as of November 8, 1999, and effective as of the Effective Time (as such term is defined in the Investor Rights Agreement), by and among Orius Corp. and the stockholders of Orius Corp. from time to time a party thereto.


IF THE UNDERSIGNED IS AN INDIVIDUAL:

James Wantuck
------------------------------------
             Print name

/s/ James Wantuck
------------------------------------
              Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


------------------------------------
             Name of Entity


------------------------------------
              Signature



Print Name:
           -------------------------

Title:
      ------------------------------

Taxpayer I.D. No.:
                  ------------------

Telephone No.:
              ----------------------

Address:

------------------------------------

------------------------------------

------------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE    /s/ ROBERT E. AGRES


                 ROBERT E. AGRES

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 9934 NW 6th Manor
         -------------------------------
         Parklord FL 33076
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

SIGN HERE



IF THE UNDERSIGNED IS AN INDIVIDUAL:

GLYNDA J. APGAR
----------------------------------------
          Print Name

/s/ GLYNDA J. APGAR
----------------------------------------
          Signature

Address: 3902 Majestic Trail
         -------------------------------
         Houston TX 77059
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

SIGN HERE



IF THE UNDERSIGNED IS AN INDIVIDUAL:

ROBERT M. APGAR
----------------------------------------
          Print Name

/s/ ROBERT M. APGAR
----------------------------------------
          Signature


Address: 3902 Majestic Trail
         -------------------------------
         Houston, TX 77059
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE    /s/ FRANK O. BACK
                 FRANK O. BACK



The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 221 Franklin St.
         -------------------------------
         Bonson, MI 49028
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------

IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


RICKEY GENE SOTO GRANDCHILD TRUST
----------------------------------------
          Name of Entity

/s/ JOHN R. BEARD
----------------------------------------
          Signature


Print Name: JOHN R. BEARD, TRUSTEE
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827343
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis, MO 63131
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


MATTHEW PATRICK WILSON GRANDCHILD TRUST
----------------------------------------
          Name of Entity

/s/ JOHN R. BEARD
----------------------------------------
          Signature


Print Name: JOHN R. BEARD, TRUSTEE
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827338
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis, MO 63141
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


 JEREMIAH LEE WILSON GRANDCHILD TRUST
----------------------------------------
          Name of Entity

       /s/  John R. Beard
----------------------------------------
          Signature


Print Name:  John R. Beard, Trustee
           -----------------------------

Title:   Trustee
      ----------------------------------

Taxpayer I.D. No.:   43-627340
                  ----------------------

Telephone Number:    (314)-991-8550
                 -----------------------

Address:     265 Runnymede
         -------------------------------
             St. Louis, MO 63141
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


NATHANIEL RYAN WILSON GRANDCHILD TRUST
----------------------------------------
          Name of Entity

/s/ JOHN R. BEARD
----------------------------------------
          Signature


Print Name: JOHN R. BEARD, TRUSTEE
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827341
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis, MO 63141
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


ZACHARY TAYLOR WILSON GRANDCHILD TRUST
----------------------------------------
          Name of Entity

/s/ JOHN R. BEARD
----------------------------------------
          Signature


Print Name: JOHN R. BEARD, TRUSTEE
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827342
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis, MO 63141
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


THE WILLIAM GERARD MULLEN IRREVOCABLE FAMILY TRUST
----------------------------------------
          Name of Entity

/s/ John R. Beard
----------------------------------------
          Signature


Print Name: John R. Beard
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827336
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis, MO 63141
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE   /s/ DOLORAS BONADEO

                DOLORAS BONADEO


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 23351 Mapleridge
         -------------------------------
         Southfield, MI 48075
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE    /s/ LARRY BONADEO

                 LARRY BONADEO


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 6983 SW Cinnamon CT
         -------------------------------
         Stuart FL 34997
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


ATTORNEY BONADEO GIFT TRUST
----------------------------------------
          Name of Entity

/s/ LARRY BONADEO
----------------------------------------
          Signature


Print Name: LARRY BONADEO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282818
                  ----------------------

Telephone Number: 561-781-0186
                 -----------------------

Address:  6983 SW Cinnanion Ct.
         -------------------------------
          Stuart, FL. 34997
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


CASSIE BONADEO GIFT TRUST
----------------------------------------
          Name of Entity

/s/ LARRY BONADEO
----------------------------------------
          Signature


Print Name: LARRY BONADEO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282821
                  ----------------------

Telephone Number: 561-781-0186
                 -----------------------

Address: 6983 SW Cinnamon CT
         -------------------------------
         Stuart, FL 34997
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


    Dominic Banadeo Gift Trust
----------------------------------------
          Name of Entity

       /s/ Larny Banedeo
----------------------------------------
          Signature


Print Name:   Larny Banedeo
           -----------------------------

Title:    Trustee
      ----------------------------------

Taxpayer I.D. No.:  65-6282820
                  ----------------------

Telephone Number:   561-781-0186
                 -----------------------

Address:     6983 S.W. Cinnamon Ct.
         -------------------------------
             Stuart, FL 34997
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


ELIZABETH BONADEO GIFT TRUST
----------------------------------------
          Name of Entity

/s/ LARRY BONADEO
----------------------------------------
          Signature


Print Name: LARRY BONADEO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282819
                  ----------------------

Telephone Number: 561-781-0186
                 -----------------------

Address: 6983 S.W. Cinnamon Ct.
         -------------------------------
         Stuart, FL 34997
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:
          ------------------------------

----------------------------------------

----------------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


ANGELO BONADEO GIFT TRUST
----------------------------------------
          Name of Entity

/s/ LARRY BONADEO
----------------------------------------
          Signature


Print Name:  LARRY BONADEO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282817
                  ----------------------

Telephone Number: 561-781-0186
                 -----------------------

Address:  6983 SW Cinnamon Ct
         -------------------------------
          Stuart FL 34997
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


POWERS GRANDCHILDREN'S TRUST
----------------------------------------
          Name of Entity

/s/ JOSEPH P. BONNEVIER
/s/ KATHLEEN M. BONNEVIER
----------------------------------------
          Signature


Print Name: JOSEPH G. BONNEVIER
            KATHLEEN M. BONNEVIER
           -----------------------------

Title: Trustees
      ----------------------------------

Taxpayer I.D. No.: 58-6402685
                  ----------------------

Telephone Number: 703-281-6430
                 -----------------------

Address: 1727 Larkmeade Dr.
         -------------------------------
         Vienna, VA 22181
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


STEVEN E. CASEY
----------------------------------------
          Name of Entity

/s/ STEVEN E. CASEY
----------------------------------------
          Signature


Address:  4138 Pine Crest Trail
         -------------------------------
          Houston, TX 77059


Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


JOHN CHAVERERE
----------------------------------------
          Name of Entity

/s/ JOHN CHAVERERE
----------------------------------------
          Signature


Address:    4611 Astible Cir
         -------------------------------
            Alworth, GA 30102
         -------------------------------


Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


KITTY J. CHEVERERE
----------------------------------------
          Name of Entity

/s/ KITTY J. CHEVERERE
----------------------------------------
          Signature


Address:   250 Eldorado Way N221
         -------------------------------
           Webster, TX 77598
         -------------------------------


Title
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


KENNETH CHILDRESS
----------------------------------------
          Name of Entity

/s/ KENNETH CHILDRESS
----------------------------------------
          Signature

Address:  921 Ferngate Lane
         -------------------------------
          Creve Coeur, MO 63141
         -------------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE



IF THE UNDERSIGNED IS AN INDIVIDUAL:


BERNARD CZARNECKI
----------------------------------------
          Name of Entity

/s/ BERNARD CZARNECKI
----------------------------------------
          Signature


Address: 12109 W. Lake Rd.
         -------------------------------
         E. Springfield PA 16411
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE   /s/ DENNIS H. DIXON

                DENNIS DIXON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 1867 Town Place
         -------------------------------
         Snellville, Georgia 30078
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE  /s/ JEFFERY J. EBERSOLE

               JEFFERY J. EBERSOLE


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: W4637 Cty Rd EH
         -------------------------------
         Elkhart Lake, WI
         -------------------------------
                  53020
         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ RICHARD FOLLETT




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  1954 Park Side Drive
          ------------------------------
          Elizabeth, PA
          ------------------------------
          15037
          ------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE   /s/ JOSEPH FUNSTON

                JOSEPH FUNSTON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 22101 Pickford
         -------------------------------
         Detroit, MI 48219
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE
/s/ RAYMOND GALTELLI

RAYMOND L. GALTELLI

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  5312 Graycliff Dr
         -------------------------------
          Greensboro, NC 27406
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity

/s/ RAYMOND L. GALTELLI
----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE

                                                                           C-138


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


LISA L. GARRETT MOYE IRREVOCABLE TRUST
----------------------------------------
          Name of Entity

/s/ J.L. GARRETT
----------------------------------------
          Signature


Print Name: J.L. GARRETT
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: 407-886-4649
                 -----------------------

Address: 602 E. Welch Rd.
         -------------------------------
         Apopka, FL 32712
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ LISA GARRETT MOYE

              Lisa Garrett Moye


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  1006 N. Elm St.
          ------------------------------
          #2
          ------------------------------
          Greensboro, NC 27401
          ------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE


                                                                           C-137

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


RACHEL L. GARRETT IRREVOCABLE TRUST
----------------------------------------
          Name of Entity

/s/ J.L. GARRETT
----------------------------------------
          Signature


Print Name: J.L. GARRETT
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: 407-886-4649
                 -----------------------

Address: 602 E. Welch Rd
         -------------------------------
         Apopka FL 32712
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ RACHAEL L. GARRETT

              Rachael L. Garrett   C-140


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  820 Renaissance Pointe
          ------------------------------
          #109
          ------------------------------
          Altamonte Springs, FL 32714
          ------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE


                                                                           C-143

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  602 E. Welch Rd.
         -------------------------------
          Apopka, FL 32712
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE


                                     C-139

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:
          ------------------------------

          ------------------------------

          ------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


ELIZABETH A. GARRETT IRREVOCABLE TRUST
----------------------------------------
          Name of Entity

/s/ J. L. GARRETT
----------------------------------------
          Signature


Print Name: J. L. GARRETT
           -----------------------------

Title: TRUSTEE
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number: 407-886-4649
                 -----------------------

Address:  602 E. Welch Rd.
         -------------------------------
          Apopka FL 32712
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE    /s/ ELIZABETH A. GARRETT

                 ELIZABETH A. GARRETT   C-142


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 817 Pink Camelia Ct
         -------------------------------
         Apopka FL 32712
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE  /s/ ROBERT J. GARRETT




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  817 Pink Camelia Ct.
          ------------------------------
          Apopka, FL 32712
          ------------------------------

          ------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address: 12109 W. Lake Rd.
         -------------------------------
         E. Springfield PA. 16411
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity

/s/ JOHN E. GOMOLCHAK
----------------------------------------
          Signature


Print Name: JOHN E. GOMOLCHAK
           -----------------------------

Title:  Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number: 814-864-4550
                 -----------------------

Address: 3854 Walker Blvd
         -------------------------------
         Erie PA 16509
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


TIMOTHY GOODBRAKE
----------------------------------------
          Name of Entity

/s/ TIMOTHY GOODBRAKE
----------------------------------------
          Signature


Address:  12202 Jefferson Copp Dr.
         -------------------------------
          Alpharetta, GA 30005
         -------------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


DOUGLAS HOFFMAN
----------------------------------------
          Name of Entity

/s/ DOUGLAS HOFFMAN
----------------------------------------
          Signature

Address:  401 DeClark St.
         -------------------------------
          Beaver Dam, WI 53916
         -------------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


DUANE JOHNSON
----------------------------------------
          Name of Entity

/s/ DUANE JOHNSON
----------------------------------------
          Signature

Address:   5146 Annendale Dr.
         -------------------------------
           Erie, PA 16506
         -------------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ P. NICHOLAS JOHNSON

              P. Nicholas Johnson


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  14000 Goodall Rd.
         -------------------------------
          Lake Oswego, OR 97034
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ RODNEY JAMES JOHNSON




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  310 Iron Mountain
         -------------------------------
          Lake Oswego, OR 97034
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ WILLIAM J. JONES

              William J. Jones


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  4156 SE Westfield St
         -------------------------------
          Stuart FL 34997
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature

Address:
         -------------------------------

         -------------------------------

         -------------------------------

IF THE UNDERSIGNED IS A CORPORATION, PARTNERSHIP
OR TRUST:

SCOTT KASPROWICZ 1999 GRANTOR
RETAINED ANNUNITY TRUST
----------------------------------------
             Name of Entity

/s/ E. SCOTT KASPROWICZ
----------------------------------------
               Signature

Print Name: E. SCOTT KASPROWICZ
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.:  N/A
                  ----------------------

Telephone Number: 703-620-1611
                 -----------------------

Address:  10704 Regency Crest Dr.
         -------------------------------
         Vienna, VA 22181
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE

IF THE UNDERSIGNED IS AN INDIVIDUAL:

E. SCOTT KAJAROWICZ
----------------------------------------
               Print Name


/s/ E. SCOTT KAJAROWICZ
----------------------------------------
               Signature

Address:  10704 Regency Crest Dr.
         -------------------------------
          Vienna, VA. 22181
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  414 Horseshoe Lane N
         -------------------------------
          Winter Haven, FL 33881
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE  /s/ TIMOTHY LIGHT

               TIMOTHY LIGHT


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  32 16 Yale Blvd.
         -------------------------------
          St. Charles MO 63301
         -------------------------------


----------------------------------------
          Name of Entity


----------------------------------------
          Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE  /s/ DAVID F. MAI

               DAVID F. MAI


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:   1189 Cunningham Creek Dr.
         -------------------------------
           Jacksonville, FL 32259
         -------------------------------


----------------------------------------
          Name of Entity


----------------------------------------
          Signature


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


THE JOHN M. MERCURIO IRREVOCABLE TRUST AGREEMENT
------------------------------------------------
          Name of Entity

/s/ NORMA MERCURIO
----------------------------------------
          Signature


Print Name:  Norma Mercurio
           -----------------------------

Title:       Trustee
      ----------------------------------

Taxpayer I.D. No.:  Applied For
                  ----------------------

Telephone Number:   (561) 627-1096
                 -----------------------

Address:    12268 Channel Dr.
         -------------------------------
            North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


THE MICHELLE MERCURIO IRREVOCABLE TRUST AGREEMENT
-------------------------------------------------
          Name of Entity

     /s/ NORMA MERCURIO
----------------------------------------
          Signature


Print Name:   Norma Mercurio
           -----------------------------

Title:    Trustee
      ----------------------------------

Taxpayer I.D. No.:  Applied For
                  ----------------------

Telephone Number:   (561) 627-1096
                 -----------------------

Address:   12268 Channel Dr.
         -------------------------------
           North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ DANIELLE MERCURIO

              Danielle Mercurio


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ WILLIAM J. MERCURIO, JR.




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ WILLIAM J. MERCURIO




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ GARY MORRIS

              Gary Morris


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  14999 Colver Rd
         -------------------------------
          West Springfield, PA 16443
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

The Kara Mulholland Irrevocable
Trust Agreement
----------------------------------------
          Name of Entity

/s/ Norma Mercurio
----------------------------------------
          Signature


Print Name: Norma Mercurio
           -----------------------------

Title:   Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number:  (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


THE MEGAN MULHOLLAND IRREVOCABLE
TRUST AGREEMENT
----------------------------------------
          Name of Entity

/s/ NORMA MERCURIO
----------------------------------------
          Signature


Print Name: NORMA MERCURIO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


THE ROSEMARIE MULHOLLAND IRREVOCABLE
TRUST AGREEMENT
----------------------------------------
          Name of Entity

/s/ NORMA MERCURIO
----------------------------------------
          Signature


Print Name: NORMA MERCURIO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ ROSEMARIE MULHOLLAND




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  1128 Country Club Dr.
         -------------------------------
          No. Palm Beach, FL
         -------------------------------
          33408
         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ ROBERT MULLEN

              Robert Mullen


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  320 23rd Ave
         -------------------------------
          Moline, IL 61265
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


WILLIAM GERARD MULLEN TRUST DATE 12/15/99
----------------------------------------
          Name of Entity

WILLIAM MULLEN TRUSTEE
----------------------------------------
          Signature


Print Name: WILLIAM MULLEN
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: 561-687-8300
                 -----------------------

Address:  1401 Forum Way Suite 400
         -------------------------------
          West Palm Beach, FL 33401
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE
                    /s/ GLENN E. MULLEN

                        Glenn E. Mullen


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 601 Circlewood Dr
         -------------------------------
         Venice FL 34293
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE



IF THE UNDERSIGNED IS AN INDIVIDUAL:


WILLIAM H. OLDHAM
----------------------------------------
          Print Name

/s/ WILLIAM H. OLDHAM
----------------------------------------
          Signature


Address: 5770 Diamond Ridge Way
         -------------------------------
         Nampa, Idaho 83686
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE  /s/ JOSEPH PATRICK POWERS




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  1527 SW 1ST Ave
         -------------------------------
          Boca Raton, FL 33432
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE   /s/ KELLY MARIE POWERS




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  3179 California Street
         -------------------------------
          San Francisco, CA 94115
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE  /s/ BARBARA ANN POWERS


                                                                           C-132

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address: 17763 Crooked Oak Ave
         -------------------------------
         Boca Raton, FL 33487
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE   /s/ JOSEPH P. POWERS

                JOSEPH P. POWERS


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  17763 Crooked Oak Ave
         -------------------------------
          Boca Raton, FL 33487
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE



IF THE UNDERSIGNED IS AN INDIVIDUAL:


JAMES FORD ROBERTSON
----------------------------------------
          Name of Entity

/s/ JAMES FORD ROBERTSON
----------------------------------------
          Signature


Address:  4361 Yorkshire Ct
         -------------------------------
          Loganville, Ga 30052
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ RANDALL L. ROLL

              Randall L. Roll


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  606 8th Ave SW
         -------------------------------
          Conover, NC 28613
         -------------------------------

         -------------------------------

IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE    /s/ JOSEPH RUDIN

                 JOSEPH RUDIN


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  2199 Oberhelman Rd.
         -------------------------------
          Foristell, MO 63348
         -------------------------------

         -------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE



IF THE UNDERSIGNED IS AN INDIVIDUAL:


D. BLAYNE SCHORR
----------------------------------------
          Name of Entity

/s/ D. BLAYNE SCHORR
----------------------------------------
          Signature

Address: 1105 W. Edgewood
         -------------------------------
         Friendswood TX 77546
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE /s/ LES SMITH

              Les Smith


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.

Address:  4841 SW Golfview Dr.
         -------------------------------
          Palm City, FL 34990
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


GARY W. STEPHENS
----------------------------------------
          Name of Entity

/s/ GARY W. STEPHENS
----------------------------------------
          Signature


Address: 15120 SW 141st Ave
         -------------------------------
         Tigaro, OR 97224
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE    /s/ DEBRA J. STINGLEY

                 DEBRA J. STINGLEY


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  8077 SW Yachtsmans Dr.
         -------------------------------
          Stuart, FL 34997
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  1115 Normandy Trace Rd
         -------------------------------
          Tampa, Fl 33602
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE   /s/ DONALD K. VETTER

                DONALD VETTER


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  230 New Ballwin Rd.
         -------------------------------
          Ballwin, MO. 63021
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE  /s/ MICHAEL L. WALLACE

               Michael L. Wallace


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  1947 S. Carolina Ave N.E.
         -------------------------------
          St. Petersburg, FL 33702
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE   /s/ FRANKLYN W. WILLIAMS

                FRANKLYN W. WILLIAMS


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:  5313 S Miles Grant Rd K204
         -------------------------------
          Stuart, FL 34997
         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



SIGN HERE




The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


Address:
         -------------------------------

         -------------------------------

         -------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:

JERRY R. WOOD & SABRA M. WOOD
TRUSTEES OF THE JERRY R. WOOD AND
SABRA M. WOOD LOVING TRUST
----------------------------------------
          Name of Entity

/s/ JERRY R. WOOD
----------------------------------------
          Signature


Print Name: JERRY R. WOOD
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: 636-978-3578
                 -----------------------

Address:  1854 Alois Ave
         -------------------------------
          O'Fallon, MO 63366
         -------------------------------

         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)